UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2018 (November 1, 2017)

SELECT ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Post Oak Boulevard, Suite 200 Houston, Texas 77027
(Address of Principal Executive Offices)

(713) 235-9500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission by Select Energy Services, Inc. (the “Company” or “Select”) on November 2, 2017 (the “Original Select Form 8-K”), on November 1, 2017, the Company completed its previously announced merger (the “Rockwater Merger”) with Rockwater Energy Solutions, Inc., a Delaware corporation (“Rockwater”), pursuant to the closing of the transactions contemplated by the Agreement and Plan of Merger, dated July 18, 2017, among the Company, Rockwater, Rockwater Energy Solutions, LLC, a Delaware limited liability company and a subsidiary of Rockwater, SES Holdings, LLC, a Delaware limited liability company and a subsidiary of Select (“SES Holdings”), Raptor Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Select, and Raptor Merger Sub, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of SES Holdings.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Select Form 8-K to provide the following:

•                  the unaudited condensed consolidated financial statements of Rockwater (for the period described in Item 9.01(a) below) and the notes thereto;

•                  the audited consolidated financial statements of Rockwater (for the period described in Item 9.01(a) below), the notes thereto and the Report of Independent Auditors; and

•                  the unaudited pro forma condensed combined financial information described in Item 9.01(b) below.

No other modifications to the Original Select Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Select Form 8-K, which provides a more complete description of the Rockwater Merger.

Item 9.01                   Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

•                  Unaudited condensed consolidated financial statements of Rockwater as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016, and the related notes to the condensed consolidated financial statements, attached as Exhibit 99.1 hereto; and

•                  Audited consolidated financial statements of Rockwater as of and for the years ended December 31, 2016 and 2015, and the related notes to the consolidated financial statements, attached as Exhibit 99.2 hereto.

(b)    Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Rockwater Merger, attached as Exhibit 99.3 hereto:

•                  Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2017;

•                  Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2017;

•                  Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2016; and

•                  Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d)               Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Historical unaudited condensed consolidated financial statements of Rockwater Energy Solutions, Inc. as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016.

99.2	Historical audited consolidated financial statements of Rockwater Energy Solutions, Inc. as of and for the years ended December 31, 2016 and 2015.

99.3	Unaudited pro forma condensed combined financial information of Select Energy Services, Inc. as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2018

SELECT ENERGY SERVICES, INC.

By:	/s/ Holli C. Ladhani
Holli C. Ladhani
President and Chief Executive Officer